--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               Latin America Fund
--------------------------------------------------------------------------------
                                 April 30, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Latin America Fund

     * After an initial setback, Latin American markets weathered the effects of the East Asian crisis quite well.

     * The largest stock markets, Brazil, Argentina, and Mexico, achieved double-digit returns for the six months ended April 30, 1998.

     * The fund's returns for both the 6- and 12-month periods outstripped those of the benchmark index and also the average competitor fund.

     * Brazil, the strongest market in recent months, remained our largest holding (44% of net assets), with Mexico second (27%).

     * Despite much progress, the region's economies remain vulnerable to boom and bust cycles, and continued market volatility can be expected.

FELLOW SHAREHOLDERS

     During the six months ended April 30, most Latin American stock markets bounced back from their lows of last October, when nervousness over East Asia's currency and economic difficulties spread to virtually all emerging markets. Buoyed by Brazil's successful defense of its currency, the larger markets led the recovery, with Brazil, Argentina, and Mexico recording double-digit gains for the period. Chile, Peru, Venezuela, and Colombia lagged.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 4/30/98                     6 Months           12 Months
--------------------------------------------------------------------------------
Latin America Fund                          16.84%              12.17%
MSCI EMF Latin America Index                 7.97                6.42
Lipper Latin America
Funds Average                               10.14                7.69
================================================================================

     Your fund's results for the 6- and 12-month periods were strong in absolute terms and also compared with those of the benchmark index and the average competitor fund. Total returns benefited from our overweightings in Brazil and Argentina, two of the strongest markets in the past six months, and from concentrations in four stocks-TELEBRAS and PETROBRAS (Brazil), TELMEX (Mexico), and YPF (Argentina)-that outperformed both their country and overall Latin American MSCI indices.

MARKET AND PORTFOLIO REVIEW

     As is often the case, events in Brazil dominated the region's financial environment. A devaluation of the real in October 1997 would almost certainly have sparked a loss of confidence similar to the Mexican peso crisis in late 1994. In fact, the Brazilian government acted quickly and decisively on a number of fronts to restore confidence, even at the cost of a sharp slowdown in the economy, and there was no devaluation. The rest of the region has been relatively unscathed so far by the Asian meltdown. Economic growth has been surprisingly robust in a number of areas, particularly Argentina and Mexico.


================================================================================
Market Performance
--------------------------------------------------------------------------------
(In U.S. Dollar Terms)
Periods Ended 4/30/98                     6 Months           12 Months
--------------------------------------------------------------------------------
Argentina                                   13.72%              10.22%
Brazil                                      16.61                0.08
Chile                                      -14.15              -15.80
Mexico                                      14.12               33.72
Peru                                         2.48               -5.74
Venezuela                                  -35.14               -6.84
Source: FAMEInformation Services, Inc.; using MSCI indices.
================================================================================

     BRAZIL proved equal to the task of defending its currency from a fierce speculative attack last fall. The government led by President Cardoso doubled interest rates, announced an austerity package, resurrected and passed a bill to reform the inefficient civil service, and passed an ambitious privatization schedule. In virtually all cases, the privatization program has so far attracted better-than-expected interest.

     Six months ago, we worried that these actions might trigger a recession, but now we are looking for growth of about 1.8% in real terms for 1998, considerably lower than 3.4% in 1997 but at least in positive territory. Nevertheless, Brazil is not out of the woods yet. Despite the austerity package, the government's budget deficit rose sharply and is expected to rise further, aggravated by failure to pass important sections of a Social Security reform bill. The deficit is a major concern for the financial markets, as it is financed largely by short-term debt that must constantly be rolled over. Unemployment rose to 8.2% at the end of April versus 5.6% before the interest rate hike.

     Brazil remained the fund's dominant position, at 44% of net assets, and Telebras the fund's largest holding at 17.5% of net assets. This giant telecom holding company is slated to be broken up into 12 different companies as part of the privatization and deregulation process. Yet its stock trades at only 10 times earnings, and other valuation measures are modest as well. Bearing in mind the strong growth characteristics of the telecom sector at this stage of its development and the huge efficiency improvements we expect from private management, we view these multiples as unusually attractive. The principal addition to our Brazilian position was the electric utility of Rio de Janeiro, CERJ, now the fund's seventh largest holding.

     [pie chart "Geographic Diversification" showing Brazil 44%, Mexico 27%, Argentina 13%, Chile 6%, Peru 2%, Venezuela 2%, Other and reserves 6%.]

     Economic momentum in MEXICO remained robust, seemingly unscathed by fallout from the Asian crisis. First quarter GDP growth was over 6%, and high consumer confidence reflects the recovery of real wages after the battering they took during the '94 to '95 peso crisis. While banking sector restructuring has been crucial to the country's comeback, bad loans still impede the ability of banks to expand their balance sheets, and the entire bailout cost is expected to equal 14% of GDP. Recently, Mexico's government announced significant spending cuts, since falling oil prices have slashed government revenues.

     The fund is slightly underweighted in Mexico, since we question whether Mexico's growth rate can be maintained. In addition, valuations of high-quality growth stocks have reached pre-peso-crisis levels. For some time we have been focusing on growth stocks with sustainable earnings, and this led us to a large position in the beverage sector. PANAMCO and COCA-COLA FEMSA (both Coca-Cola), along with MODELO and FEMSA (both beer), together make up approximately 32% of the Mexican position.

     Like Mexico, ARGENTINA has enjoyed faster-than-expected growth, with construction particularly strong. The country's currency peg to the dollar held up well in the fall of 1997, and increased confidence in the banking system forestalled the kind of capital flight that occurred in 1995. However, progress has come at the cost of a deteriorating current account, which concerns investors, as does the possibility of governmental vote-buying strategies, such as additional infrastructure expenditures, in the months preceding next year's presidential elections. Against this background, we made few changes in the Argentine position, which is dominated by YPF, a natural gas and pipeline company. Despite sharply lower oil prices, YPF's long-term growth prospects remain intact, in our view, and we do not think the stock's valuation reflects its potential. In the near term, the company should benefit from export projects to Chile, Uruguay, and Brazil, and from the opening of a pipeline to Bolivia and Brazil in 2000.

     At 6% of net assets, CHILE is our largest underweight position versus the MSCI Latin America index. Although the economy is in generally good shape, we are concerned about a worsening of its current account deficit following years of strong internal growth. In addition, tighter monetary policy has pushed interest rates up over the past year. Apart from general concerns, we still fail to find interesting, sustainable growth situations in the stock market. Chile was the first Latin American country to privatize and deregulate, with the result that key sectors of the market are now considered mature, and the few stocks with growth potential tend to be aggressively valued.

================================================================================
Industry Diversification
--------------------------------------------------------------------------------
                                        Percent of          Net Assets
                                          10/31/97             4/30/98
--------------------------------------------------------------------------------
Services                                     41.1%               40.8%
Energy                                       24.5                23.2
Consumer Goods                               13.4                14.2
Finance                                       9.0                 9.6
Materials                                     6.3                 3.8
Multi-industry                                2.4                   -
All Other                                     0.3                 2.2
Reserves                                      3.0                 6.2
--------------------------------------------------------------------------------
Total                                       100.0%              100.0%
================================================================================

     In the smaller markets of VENEZUELA and PERU, the fund holds only three stocks totaling less than 4% of net assets-about half of the index weighting in these countries. Venezuela suffers from an overdependence on oil, and the government has reduced 1998 GDP forecasts from 6% to only 0.8% because of the drop in oil prices. Inflation remains over 30%, and interest rates over 40% to protect the currency. Peru's economy has suffered at the hands of El Nino, and falling metal prices plus strong imports have pushed up the current account deficit. However, we think the picture will brighten there in the second half. We have no holdings in Colombia, where inflation and unemployment are high.

OUTLOOK

     It has been a tumultuous six months in Latin America since we last wrote, but on the whole the region survived the stress well, with most financial markets landing firmly in positive territory. However, most economies are pushing against significant current account constraints, not helped by commodity price weakness. In addition, political cycles in the region have often brought economic risks, and the next 18 months will see five important elections. These will have significant effects on the investment environment both before and after they take place. Given Brazil's key role in the region, the reelection of President Cardoso this coming October would be viewed favorably by investors. And while this outcome is fairly certain, it is not assured. Brazil's large budget deficit is also a source of concern. In Argentina, where President Menem may run again, an apparent shift to more populist policies is somewhat unsettling, and in Venezuela, a former coup leader has emerged as a presidential candidate.

     In summary, despite much progress and great potential, most Latin American countries have not reached a state of sustainable economic growth, with the possible exception of Chile. Further reforms across the board are needed over a prolonged period to break the traditional boom-and-bust cycles of these economies. For this reason, you should always be prepared for volatility in the region's stock markets, and an investment in the fund should represent neither a major portion of your assets nor your only source of international diversification.

Respectfully submitted,

/s/

Martin G. Wade
President

May 21, 1998

T. Rowe Price Latin America Fund
================================================================================
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         4/30/98
--------------------------------------------------------------------------------
Telecomunicacoes Brasileiras (Telebras), Brazil .......................    17.5%
Telefonos de Mexico (Telmex), Mexico ..................................     6.7
YPF Sociedad Anonima (YPF), Argentina .................................     6.1
Petrol Brasileiros (Petrobras), Brazil ................................     4.6
Cemex, Mexico .........................................................     4.3
--------------------------------------------------------------------------------
Telefonica de Argentina, Argentina ....................................     3.2
Electricidade de Rio de Janeiro (Cerj), Brazil ........................     2.7
Cia Energetica Minas Gerais (Cemig), Brazil ...........................     2.6
Panamerican Beverages (Panamco), Mexico ...............................     2.6
Unibanco, Brazil ......................................................     2.5
--------------------------------------------------------------------------------
Fomentos Economico Mexicano (FEMSA), Mexico ...........................     2.4
Eletrobras, Brazil ....................................................     2.4
Telecomunicacoes de Sao Paulo (Telesp), Brazil ........................     2.1
Grupo Modelo (Modelo), Mexico .........................................     2.1
Kimberly-Clark Mexico, Mexico .........................................     2.0
--------------------------------------------------------------------------------
Chilectra, Chile ......................................................     2.0
Telefonica del Peru, Peru .............................................     1.9
Pao de Acucar, Brazil .................................................     1.9
Perez Companc, Argentina ..............................................     1.7
Banco Itau, Brazil ....................................................     1.6
--------------------------------------------------------------------------------
Brahma, Brazil ........................................................     1.6
Compania Anonima Nacional Telefonos de Venezuela (CANTV), Venezuela ...     1.5
Coca-Cola Femsa, Mexico ...............................................     1.5
Banco Bradesco, Brazil ................................................     1.4
Grupo Elektra, Mexico .................................................     1.4
--------------------------------------------------------------------------------
Total .................................................................    80.3%
================================================================================

T. Rowe Price Latin America Fund
================================================================================

================================================================================
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Latin America Fund SEC graph shown here]

================================================================================
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 4/30/98                  1 Year    3 Years    Inception       Date
--------------------------------------------------------------------------------
Latin America Fund                     12.17%     18.93%        3.29%   12/29/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Latin America Fund
====================================================================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights

                                            6 Months                 Year                                                12/29/93
                                               Ended                Ended                                                      to
                                             4/30/98             10/31/97            10/31/96          10/31/95          10/31/94
NET ASSET VALUE
Beginning of period ..............     $        9.60        $        8.14       $        6.49       $     10.32       $     10.00

Investment activities
    Net investment income ........              0.10                 0.13                0.10              0.05             (0.03)
    Net realized and
    unrealized gain (loss) .......              1.49                 1.44                1.60             (3.92)             0.29

    Total from
    investment activities ........              1.59                 1.57                1.70             (3.87)             0.26

Distributions
    Net investment income ........             (0.12)               (0.11)              (0.06)             --                --
    Net realized gain ............              --                  (0.03)               --                --                --

    Total distributions ..........             (0.12)               (0.14)              (0.06)             --                --

    Redemption fees added
    to paid-in-capital ...........              0.02                 0.03                0.01              0.04              0.06

NET ASSET VALUE
End of period ....................     $       11.09        $        9.60       $        8.14       $      6.49       $     10.32

Ratios/Supplemental Data
Total return .....................             16.84%               19.94%              26.52%           (37.11)%            3.20%
Ratio of expenses to
average net assets ...............              1.46%+               1.47%               1.66%             1.82%             1.99%+
Ratio of net investment
income to average
net assets .......................              1.69%+               1.30%               1.29%             0.76%            (0.35)%+
Portfolio turnover rate ..........               6.8%                32.7%               22.0%             18.9%             12.2%+
Average commission
rate paid ........................     $      0.0000        $      0.0001       $      0.0001                $-                $-
Net assets, end of period
(in thousands) ...................     $     385,311        $     398,066       $     213,691       $   148,600       $   198,435

+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
================================================================================
Unaudited                                                         April 30, 1998

================================================================================
Statement of Net Assets
                                                          Shares/Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands

ARGENTINA  13.2%
Common Stocks  13.2%
Banco Frances del Rio de la Plata ADR (USD) ..              126,128      $ 3,665
Banco Rio de la Plata ADR (USD) * ............              229,160        3,151
Perez Companc (Class B) ......................            1,094,699        6,580
Telecom Argentina Stet (Class B) ADR (USD) ...               49,270        1,774
Telefonica de Argentina (Class B) ADR (USD) ..              317,067       12,227
YPF Sociedad Anonima (Class D) ADR (USD) .....              669,928       23,364
Total Argentina (Cost $45,464) ...............                            50,761

BRAZIL  43.9%
Common Stocks  10.7%
Cia Paranaense de Energia Copel ..............          230,480,000        2,660
Electricidade de Rio de Janeiro * ............       14,111,071,000       10,241
Eletrobras ...................................          227,525,630        9,351
Light Servicos de Electricidade ..............            5,028,000        2,022
Pao de Acucar GDS (USD) ......................              272,760        7,262
Unibanco GDR (USD) ...........................              246,700        9,806
                                                                          41,342

Preferred Stocks  33.2%
Banco Bradesco ...............................          581,203,509        5,336
Banco Itau ...................................            9,356,000        6,299
Banco Nacional * .............................           53,568,000            0
Brahma .......................................            9,334,482        6,081
Cia Energetica Minas Gerais ..................          210,030,595       10,192
Ericsson Telecomunicacoes ....................           48,340,000        1,479
Petrol Brasileiros ...........................           70,175,711       17,795
Telecomunicacoes Brasileiras ADR (USD) .......              552,451       67,295
Telecomunicacoes de Minas Gerais (Class B) ...           17,013,000        2,626
Telecomunicacoes de Sao Paulo ................           24,209,367        8,235
Telecomunicacoes do Parana ...................            1,733,526          990
Telecomunicacoes do Rio de Janeiro ...........            9,058,272        1,426
                                                                         127,754
Total Brazil (Cost $141,582) .................                           169,096

CHILE  5.5%
Common Stocks  5.5%
Chilectra ADR (144a) (USD) ...................              275,381        7,676
Chilquinta ADR (USD) .........................               19,737       $  234
Compania Cervecerias Unidas ADS (USD) ........               89,116        2,462
Compania de Telecomunicaciones de Chile ADR (USD)           101,010        2,532
Embotelladora Andina ADR (USD) ...............              126,851        2,862
Empresa Nacional de Electricidad Chile ADR (USD)            135,141        2,356
Enersis ADS (USD) ............................               98,039        2,886
Santa Isabel ADR (USD) * .....................                9,305          154
Total Chile (Cost $20,554) ...................                            21,162

MEXICO  27.4%
Common Stocks  27.4%
Cemex (Class B) * ............................            1,402,746        8,420
Cemex ADS (144a) (USD) * .....................              814,575        8,044
Cifra (Class V) ADR (USD) ....................              129,293        2,262
Coca-Cola Femsa ADR (USD) ....................              341,000        5,797
Control Commercial Mexicana, Units
        (Each unit consists of 3
         Class B shares and 1 Class C share) .              659,570          817
Fomentos Economico Mexicano (Class B) * ......            1,271,458        9,416
Gruma (Class B) * ............................              127,500          293
Grupo Elektra ................................            3,723,390        5,322
Grupo Financiero Banamex (Class B) * .........            1,124,500        3,507
Grupo Financiero Bancomer (Class B) ..........            5,086,000        3,514
Grupo Industrial Maseca (Class B) ............            3,210,605        2,317
Grupo Modelo (Class C) .......................              839,970        7,944
Kimberly-Clark Mexico (Class A) ..............            1,571,941        7,721
Panamerican Beverages (Class A) (USD) ........              253,978       10,127
TV Azteca ADR (USD) ..........................              232,100        4,323
Telefonos de Mexico (Class L) ADR (USD) ......              455,888       25,815
Total Mexico (Cost $92,468) ..................                           105,639

PERU  2.3%
Common Stocks  2.3%
Credicorp (USD) ..............................               75,790       $1,269
Telefonica del Peru (Class B) ADR (USD) ......              338,148        7,482
Total Peru (Cost $8,793) .....................                             8,751

VENEZUELA  1.5%
Common Stocks  1.5%
Compania Anonima Nacional Telefonos de Venezuela
         (Class D) ADR (USD) * ...............             176,344        $5,908
Total Venezuela (Cost $6,148).................                             5,908

SHORT-TERM INVESTMENTS  5.8%
Money Market Funds  5.8%
Reserve Investment Fund, 5.65% ...............           22,434,945       22,435
Total Short-Term Investments (Cost $22,435) ..                            22,435

Total Investments in Securities
99.6% of Net Assets (Cost $337,444) ..........                          $383,752

Other Assets Less Liabilities ................                             1,559

NET ASSETS ...................................                          $385,311

Net Assets Consist of:
Accumulated net investment income -
net of distributions .........................                            $2,999
Accumulated net realized gain/loss -
net of distributions .........................                          (11,368)
Net unrealized gain (loss) ...................                            46,299
Paid-in-capital applicable to 34,733,405
shares of $0.01 par value capital stock
outstanding; 2,000,000,000 shares of
the Corporation authorized ...................                           347,381

NET ASSETS ...................................                          $385,311

NET ASSET VALUE PER SHARE ....................                            $11.09

*    Non-income producing
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 4.1% of net assets.
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
================================================================================
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                         4/30/98
Investment Income
Income
   Dividend (net of foreign taxes of $ 252) ..................         $  5,882
   Interest ..................................................              345
   Total income ..............................................            6,227
Expenses
   Investment management .....................................            2,120
   Shareholder servicing .....................................              554
   Custody and accounting ....................................              128
   Prospectus and shareholder reports ........................               46
   Registration ..............................................               26
   Legal and audit ...........................................                9
   Directors .................................................                3
   Miscellaneous .............................................                7
   Total expenses ............................................            2,893
Net investment income ........................................            3,334

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities ................................................           15,233
   Foreign currency transactions .............................             (266)
   Net realized gain (loss) ..................................           14,967
Change in net unrealized gain or loss
   Securities ................................................           41,709
   Other assets and liabilities
   denominated in foreign currencies .........................                2
   Change in net unrealized gain or loss .....................           41,711
Net realized and unrealized gain (loss) ......................           56,678

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................         $ 60,012

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
====================================================================================================================================
Unaudited

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands

                                                                                    6 Months                 Year
                                                                                       Ended                Ended
                                                                                     4/30/98             10/31/97
Increase (Decrease) in Net Assets
Operations
   Net investment income ...............................................           $   3,334            $   4,843
   Net realized gain (loss) ............................................              14,967               19,195
   Change in net unrealized gain or loss ...............................              41,711                3,795
   Increase (decrease) in net assets from operations ...................              60,012               27,833
Distributions to shareholders
   Net investment income ...............................................              (4,783)              (2,762)
   Net realized gain ...................................................                --                   (753)
   Decrease in net assets from distributions ...........................              (4,783)              (3,515)
Capital share transactions *
   Shares sold .........................................................              50,036              341,722
   Distributions reinvested ............................................               4,552                3,342
   Shares redeemed .....................................................            (123,296)            (186,039)
   Redemption fees received ............................................                 724                1,032
   Increase (decrease) in net assets from capital
   share transactions ..................................................             (67,984)             160,057
Net Assets
Increase (decrease) during period ......................................             (12,755)             184,375
Beginning of period ....................................................             398,066              213,691
End of period ..........................................................           $ 385,311             $398,066
*Share information
   Shares sold .........................................................               4,870               32,418
   Distributions reinvested ............................................                 434                  406
   Shares redeemed .....................................................             (12,029)             (17,619)
   Increase (decrease) in shares outstanding ...........................              (6,725)              15,205


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
================================================================================
Unaudited                                                         April 30, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in open-end mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At April 30, 1998, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $26,355,000 and $107,870,000, respectively, for the six months ended April 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $26,336,000, which expire in 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $337,444,000, and net unrealized gain aggregated $46,308,000, of which $57,478,000 related to appreciated investments and $11,170,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $347,000 was payable at April 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $494,000 for the six months ended April 30, 1998, of which $100,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.2% of the outstanding shares of the Latin America Fund at April 30, 1998. For the six months then ended, the fund was allocated $3,000 of Spectrum expenses, $2,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1998, totaled $295,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $51,071,000 with certain affiliates of the manager and paid commissions of $157,000 related thereto.


FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Latin America Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F97-051  4/30/98